EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Garry McHenry, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report on Form 10-Q of All State Properties Holdings, Inc. for the quarter ended September 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of All State Properties Holdings, Inc.

Date:  November 5, 2008

By: /s / Garry McHenry
          Garry McHenry
          President

A signed original of this written statement required by Section 906 has been provided to All State Properties Holdings, Inc. and will be retained by All-State Properties Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.